                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

1999 AVENUE OF THE STARS - FLOOR 26
LOS ANGELES, CA                                                            90067
(Address of principal executive offices)                              (Zip Code)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                J. P. Morgan Trust Company, National Association
                       1 Chase Manhattan Plaza, 25th Floor
                            New York, New York 10081
                               Tel: (212) 552-2192

            (Name, address and telephone number of agent for service)

                        AMERICAN CAMPUS COMMUNITIES, INC.
               (Exact name of obligor as specified in its charter)

Maryland                                                           76-0753089

(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

805 LAS CIMAS PARKWAY, SUITE 400

AUSTIN, TEXAS                                                      78746

(Address of principal executive offices)                        (Zip Code)

                                 DEBT SECURITIES
                       (Title of the indenture securities)

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ITEM 1.  GENERAL INFORMATION.

         Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

         Comptroller of the Currency, Washington, D.C.

         Board of Governors of the Federal Reserve System, Washington, D.C.

    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

    If the Obligor is an affiliate of the trustee, describe each such affiliation.

    None.

No responses are included for Items 3-15 of this Form T-1 because the Obligor is not in default as provided under Item 13.

ITEM 16. LIST OF EXHIBITS.

    List below all exhibits filed as part of this statement of eligibility.

    Exhibit 1.    Articles of Association of the Trustee as Now in Effect (see
                  Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

    Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

    Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

    Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

    Exhibit 5.    Not Applicable

    Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

    Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

    Exhibit 8.    Not Applicable

    Exhibit 9.    Not Applicable

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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, and State of Texas, on the 19th day of October, 2005.

                                              J. P. Morgan Trust Company,
                                              National Association

                                              By: /s. Mary Jane Henson
                                                  ------------------------------
                                                  Mary Jane Henson
                                                  Vice President

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EXHIBIT 7.  Report of Condition of the Trustee.

CONSOLIDATED REPORT OF CONDITION OF J.P. Morgan Trust Company, N.A., (formerly Chase Manhattan Bank and Trust Company, N.A.)

                                  (Legal Title)

LOCATED AT   1800 Century Park East, Ste. 400    Los Angeles,     CA      90067
             ------------------------------------------------------------------
                  (Street)                         (City)       (State)   (Zip)

AS OF CLOSE OF BUSINESS ON June 30, 2005

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                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                                    30-JUN-05

                                                 ($000)
                                                 -------
ASSETS
Cash and Due From Banks                           26,954
Securities                                       191,553
Loans and Leases                                 110,708
Premises and Fixed Assets                          7,790
Intangible Assets                                363,423
Goodwill                                         202,094
Other Assets                                      45,476
                                                 -------
  Total Assets                                   947,998
                                                 =======

LIABILITIES
Deposits                                         101,305
Other Liabilities                                 39,598
                                                 -------
  Total Liabilities                              140,903

EQUITY CAPITAL
Common Stock                                         600
Surplus                                          701,587
Retained Earnings                                104,908
                                                 -------
  Total Equity Capital                           807,095
                                                 -------

  Total Liabilities and Equity Capital           947,998
                                                 =======